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                                                                EXHIBIT 10.16





                                 PHILIP MORRIS
                   SURVIVOR INCOME BENEFIT EQUALIZATION PLAN





                           Effective January 1, 1985
                 (As amended and in effect as of April 1, 1992)

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                               TABLE OF CONTENTS


                                                                     Page No.
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PHILIP MORRIS SURVIVOR INCOME BENEFIT
EQUALIZATION PLAN - Preamble.........................................     1

ARTICLE I............................................................     2
    DEFINITIONS......................................................     2
         (a)  Committee..............................................     2
         (b)  Compensation Limitation................................     2
         (c)  Plan...................................................     2
         (d)  Survivor Income Benefit Equalization Allowance or
              Allowance..............................................     2
         (e)  Survivor Income Benefit Plan...........................     2

ARTICLE II...........................................................     3
    SURVIVOR INCOME BENEFIT EQUALIZATION ALLOWANCES..................     3
         A.   Survivor Income Benefit Equalization Allowances and
              other benefits payable under this Plan.................     3
         B.   Commencement and termination of Survivor Income
              Benefit Equalization Allowances and other benefits
              under the Plan.........................................     3
         C.   Reduction of Survivor Income Benefit Equalization
              Retirement Allowances..................................     3

ARTICLE III..........................................................     5
    FUNDS FROM WHICH ALLOWANCES ARE PAYABLE..........................     5

ARTICLE IV...........................................................     6
    THE COMMITTEE AND ITS DELEGATEES.................................     6

ARTICLE V............................................................     7
    AMENDMENT AND DISCONTINUANCE OF THE PLAN.........................     7

ARTICLE VI...........................................................     8
    CHANGE IN CONTROL PROVISIONS.....................................     8

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                                 PHILIP MORRIS
                   SURVIVOR INCOME BENEFIT EQUALIZATION PLAN

         The Philip Morris Survivor Income Benefit Equalization Plan as hereinafter set forth shall govern the rights of a Plan Beneficiary of a Deceased, Disabled or Retired Employee whose Plan Beneficiary becomes eligible for a Survivor Income Benefit Allowance on or after April 1, 1992 and whose benefits under the Philip Morris Survivor Income Benefit Plan are or will in the future be limited by reason of Section 505 of the Internal Revenue Code of 1986, as amended from time to time.

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                                   ARTICLE I

                                  DEFINITIONS

         The following terms as used herein shall have the meanings set forth below. All capitalized terms not defined below shall have the same meaning as in the Survivor Income Benefit Plan.

    (a) "Committee" shall mean the Corporate Employee Benefit Committee of Philip Morris Companies Inc. charged with the administration of the Plan as from time to time constituted.

    (b) "Compensation Limitation" shall mean the limitation of Section 505(b)(7) of the Code on the annual compensation of a Deceased, Disabled or Retired Employee which may be taken into account under the Survivor Income Benefit Plan.

    (c) "Plan" shall mean the Philip Morris Survivor Income Benefit Equalization Plan described herein and in any amendments hereto.

    (d) "Survivor Income Benefit Equalization Allowance" or "Allowance" shall mean the amount payable under the Plan to a Plan Beneficiary in equal monthly payments during a twelve (12) month period.

    (e) "Survivor Income Benefit Plan" shall mean the Philip Morris Survivor Income Benefit Plan, effective February 1, 1974, as amended from time to time.

                                       2

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                                  ARTICLE II

                SURVIVOR INCOME BENEFIT EQUALIZATION ALLOWANCES

A. Survivor Income Benefit Equalization Allowances and other benefits payable under this Plan shall be as follows:

         (1) The Survivor Income Benefit Equalization Allowance payable to a Plan Beneficiary who is eligible for a Survivor Income Benefit Allowance under Article II, A(1)(b) or Article II, B(3) or (4) of the Survivor Income Benefit Plan, or a benefit payable pursuant to Article II, C of the Survivor Income Benefit Plan shall equal the amount by which a Survivor Income Benefit Allowance or benefit payable under Article II,C of the Survivor Income Benefit Plan, as applicable to the Plan Beneficiary, if computed without regard to the Compensation Limitation, exceeds the amount of the Survivor Income Benefit Allowance or benefit under Article II, C of the Survivor Income Benefit Plan actually payable to the Plan Beneficiary under the Survivor Income Benefit Plan.

         (2) The Survivor Income Benefit Equalization Allowance payable to a Plan Beneficiary who is eligible for a Survivor Income Benefit Allowance under Article II, A(2)(b), Article II, A(3)(b) and Article II, A(4)(b) of the Survivor Income Benefit Plan shall equal the amount by which a Survivor Income Benefit Allowance payable pursuant to said provisions of Article II, as applicable to the Plan Beneficiary, if computed without regard to the Compensation Limitation, exceeds the amount of the Survivor Income Benefit Allowance actually payable to the Plan Beneficiary under the Survivor Income Benefit Plan.

B. Commencement and termination of Survivor Income Benefit Equalization Allowances and other benefits under the Plan:

         A Survivor Income Benefit Equalization Allowance or other benefit payable to a Plan Beneficiary shall commence and terminate simultaneously with, and be paid in accordance with the terms of the Survivor Income Benefit Plan. An application for a Survivor Income Benefit Allowance under the Survivor Income Benefit Plan shall be deemed an application for payment of a Survivor Income Benefit Equalization Allowance under this Plan.

C.  Reduction of Survivor Income Benefit Equalization Retirement Allowances:

         (1) A Survivor Income Benefit Equalization Allowance shall be reduced in accordance with the terms of Article II, F(1)(a) and (b) of the Survivor Income Benefit Plan, but only to the extent that the reduction is not taken into account in determining the Survivor Income Benefit Allowance payable under the Survivor Income Benefit Plan.

                                       3

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         (2)  No Survivor Income Benefit Equalization Allowance shall be payable to a Plan Beneficiary to the extent attributable to benefits under the Benefit Equalization Plan which are paid to the Deceased, Disabled or Retired Employee other than in the form of a benefit equalization retirement allowance (as defined in the Philip Morris Benefit Equalization Plan.

                                       4

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                                  ARTICLE III

                    FUNDS FROM WHICH ALLOWANCES ARE PAYABLE

    The Company's obligations under this Plan shall not be funded. Payments of Allowances shall be made out of the general funds of the Company.

                                       5

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                                  ARTICLE IV

                       THE COMMITTEE AND ITS DELEGATEES

    The general administration of the Plan shall be vested in the Committee and the Administrator.

    All powers, rights, duties and responsibilities assigned to the Committee and the Administrator under the Survivor Income Benefit Plan applicable to this Plan shall be the powers, rights, duties and responsibilities of the Committee and the Administrator under the terms of this Plan.

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                                   ARTICLE V

                   AMENDMENT AND DISCONTINUANCE OF THE PLAN

    The Board may, by resolution, from time to time, and at any time, amend the Plan; provided, however, that authority to amend the Plan is delegated to the following committees or individuals where approval of the Plan amendment or amendments by the shareholders of Philip Morris Companies Inc. is not required: (1) to the Committee, if the amendment (or amendments) will not increase the annual costs of the Plan by $10,000,000, (2) to the Management Committee, if the amendment (or amendments) will not increase the annual cost of the Plan by $4,000,000, and (3) to the Administrator, if the amendment (or amendments) will not increase the annual cost of the Plan by $500,000.

    Any amendment to the Plan may effect a substantial change in the Plan, and may include (but shall not be limited to) any change deemed by the Philip Morris Companies Inc. to be necessary or desirable to obtain tax benefits under any existing or future laws or rules or regulations thereunder; provided, however, that no such amendment shall deprive any Plan Beneficiary of the Survivor Income Benefit Equalization Allowance or other benefit accrued to the time of such amendment.

    The Plan may be discontinued at any time by the Board; provided, however, that such discontinuance shall not deprive any Plan Beneficiary of his Survivor Income Benefit Equalization Allowance or other benefit accrued to the time of such discontinuance.

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                                  ARTICLE VI

                         CHANGE IN CONTROL PROVISIONS

A. In the event of a Change of Control, each Plan Beneficiary shall, upon the Change of Control, be entitled to a lump sum in cash, payable within 30 days of the Change of Control, equal to the actuarial equivalent of his Survivor Income Benefit Equalization Allowance, determined using actuarial assumptions no less favorable than those used under the Philip Morris Salaried Employees' Retirement Plan immediately prior to the Change of Control.

B.  Definition of Change of Control.

    "Change of Control" shall mean the happening of any of the following events:

         (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, and amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Philip Morris Companies Inc. (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Philip Morris Companies Inc. entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Philip Morris Companies Inc., (ii) any acquisition by Philip Morris Companies Inc., (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Philip Morris Companies Inc. or any corporation controlled by Philip Morris Companies Inc. or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (i), (ii) and (iii) of paragraph (3) of this Section B; or

         (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the shareholders of Philip Morris Companies Inc., was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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         (3)  Approval by the shareholders of Philip Morris Companies Inc. of a reorganization, merger, share exchange or consolidation (a "Business Combination"), in each case, unless, following such Business Combination,
    (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Philip Morris Companies Inc. through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Philip Morris Companies Inc. or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the business Combination and (iii) at least a majority of the members of board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (4)  Approval by the shareholders of Philip Morris Companies Inc. of
    (i) a complete liquidation or dissolution of Philip Morris Companies Inc. or (ii) the sale or other disposition of all or substantially all of the assets of Philip Morris Companies Inc., other than to a corporation, with respect to which following such sale or other disposition, (A) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who where the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote

                                       9

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    generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Philip Morris Companies Inc. or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of Philip Morris Companies Inc. or were elected, appointed or nominated by the Board.

                                       10